UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 23, 2010

OCEANFIRST FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-11713	22-3412577
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

975 HOOPER AVENUE, TOMS RIVER, NEW JERSEY 08753

(Address of principal executive offices, including zip code)

(732)240-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 140.13e-4(c))

ITEM 2.02	RESULTS OF OPERATION AND FINANCIAL CONDITION

On April 22, 2010, OceanFirst Financial Corp. (the “Company”) announced its financial results for the quarter ended March 31, 2010. For more information, reference is made to the Company’s press release dated April 22, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 7.01	REGULATION FD DISCLOSURE

On April 23, 2010, the Company held an earnings conference call in connection with its earnings for the quarter ended March 31, 2010. The following correction clarifies the Company’s response to an analyst’s question during the earnings conference call regarding the amount of the Company’s substandard assets.

Clarification: In response to an analyst’s question, the Company inadvertently stated during the earnings call that the amount of substandard assets was $51.0 million as of February 28, 2010. In fact, this amount represented only the Company’s substandard loans, including all real estate owned, at February 28, 2010. The Company’s total substandard assets was $80.8 million at March 31, 2010, which consists of substandard loans totaling $50.8 million plus $30.0 million of the Company’s investment in investment securities with a credit rating below investment grade from one of the internationally-recognized credit rating services.

This filing shall serve as a correction of statements made by the Company on April 23, 2010.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

ITEM 8.01	OTHER EVENTS

On April 22, 2010, the Company announced that the Company’s Board of Directors has declared a regular quarterly cash dividend on the Company’s outstanding common stock. The cash dividend will be in the amount of $0.12 per share and will be payable on May 14, 2010 to the stockholders of record at the close of business on May 3, 2010. For more information, reference is made to the Company’s press release dated April 22, 2010, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release dated April 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEANFIRST FINANCIAL CORP.

/S/ Michael Fitzpatrick
Michael Fitzpatrick
Executive Vice President and Chief Financial Officer

Dated: April 23, 2010

Exhibit Index

Exhibit	Description

99.1	Press Release dated April 22, 2010